UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 18, 2004

EVERGREENBANCORP, INC.

(Exact name of registrant as specified in its charter)

Washington	000-32915	91-2097262

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

301 Eastlake Avenue East, Seattle, Washington 98109
(Address of Principal Executive Offices) (Zip Code)

206/628-4250
(Registrant’s telephone number, including area code)

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by EvergreenBancorp, Inc. (the “Registrant”) on February 18, 2004 to correct certain amounts and ratios previously reported.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit No.	Description
99.1	Corrected Quarterly Analysis from Financial Highlights published on Registrant’s investor relations website, with newly added Fourth Quarter 2003 figures.

99.2	Corrected Annual Analysis from Financial Highlights published on Registrant’s investor relations website, with newly added Year-End 2003 figures.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The following information is furnished pursuant to Item 12. “Results of Operations and Financial Condition.” On February 18, 2004, Registrant’s investor relations website at www.evergreenbancorp.com was updated to include financial highlights for the fourth quarter 2003 and year ended December 31, 2003. Corrected figures were updated on February 27, 2004. Copies of the corrected website pages are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

     The information in this Current Report on Form 8-K/A, including Exhibits 99.1 and 99.2, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREENBANCORP, INC.

Dated: March 1, 2004

	By:	/s/ William G. Filer II

William G. Filer II Senior Vice President & Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Corrected Quarterly Analysis from Financial Highlights published on Registrant’s investor relations website, with newly added Fourth Quarter 2003 figures.

99.2	Corrected Annual Analysis from Financial Highlights published on Registrant’s investor relations website, with newly added Year-End 2003 figures.

4